SUPPLEMENT DATED APRIL 26, 2013
to

PROSPECTUS DATED MAY 1, 2012
FOR MFS REGATTA CHOICE

PROSPECTUS DATED MAY 1, 2008
FOR MFS REGATTA EXTRA

PROSPECTUSES DATED MAY 1, 2007
FOR MFS REGATTA CHOICE II AND MFS REGATTA FLEX II

PROSPECTUSES DATED JULY 18, 2006
FOR MFS REGATTA AND MFS REGATTA CLASSIC

PROSPECTUSES DATED MAY 1, 2006
FOR MFS REGATTA FLEX FOUR AND MFS REGATTA ACCESS

ISSUED BY SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

The ultimate corporate parent of Sun Life (U.S.) is Sun Life Financial Inc. (“Sun Life Financial”). Sun Life Financial has announced the execution of a definitive agreement to sell its United States domestic annuity business and certain of its United States life insurance businesses to Delaware Life Holdings, LLC (the “Purchaser”) (the “Proposed Transaction”). The Purchaser is a limited liability company organized under the laws of the State of Delaware. The Proposed Transaction will include the transfer of all of the issued and outstanding shares of Sun Life (U.S.) to the Purchaser. The closing date for the Proposed Transaction is expected to be as soon as May 31, 2013, subject to receipt of all required regulatory approvals as well as satisfaction of other closing conditions. Although completion of the Proposed Transaction will result in a change in control of Sun Life (U.S.), the terms and conditions of your Contract with Sun Life (U.S.) will not change and you will not need to take any action.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

MFS Regattas US 2013